UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: September 05, 2025

SMARTFINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37661	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600
Knoxville, Tennessee	37919
(Address of principal executive offices)	(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $1.00 per share	SMBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act. ☐

Item 8.01	Other Events

On September 5, 2025, SmartBank, a wholly-owned subsidiary of SmartFinancial, Inc. (“SMBK”), sold 100% of the equity interests of SBK Insurance Inc. (“SBK Insurance”) to Insuragent Purchaser, LLC, a portfolio company of Greater Sum Ventures.

All current SBK Insurance leadership and employees will remain employees of SBK Insurance, and all SBK Insurance locations will remain open following this transaction.

As part of the transaction, SmartBank is expected to maintain a strategic relationship with SBK Insurance. Additionally, SMBK has purchased a minority ownership interest in Insuragent Purchaser, LLC.

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of and subject to the safe harbor protections of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the expected impact of the disposition of SBK Insurance by SmartBank. Forward-looking statements, by their nature, are subject to risks and uncertainties. Investors are cautioned not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. Any forward-looking statement speaks only as of the date hereof, and none of SMBK, SmartBank, SBK Insurance undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: September 8, 2025	/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer